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                                                                    EXHIBIT 10.4


                      FOUNDER'S STOCK RESTRICTION AGREEMENT

         THIS STOCK RESTRICTION AGREEMENT ("Agreement") is made as of June 1998, between Novirio Pharmaceuticals Limited, a Cayman Islands corporation (the "Company"), and Dr. Jean-Pierre Sommadossi ("Consultant").

                                    RECITALS

         In connection with Consultant's services to Novirio Pharmaceuticals, Inc., a Massachusetts corporation which is a wholly owned subsidiary of the Company ("Novirio"), pursuant to the Consulting Agreement dated the date hereof between the Consultant and Novirio (the "Consulting Agreement"), the Company desires to issue to the Consultant, and the Consultant desires to purchase from the Company, the Company's Ordinary Shares upon the terms set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

                                   SECTION 1

                                   DEFINITIONS

         1.1 Definitions. In addition to the other terms defined in this Agreement, the terms below shall have the following respective meanings:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Majority Stockholders" means, at any time, holders of a majority of the sum of (i) the outstanding Ordinary Shares and (ii) those shares of Ordinary Shares into which any Series A Preferred Shares are convertible.

                  (c) "Ordinary Shares" means the Company's Ordinary Shares, $.001 par value per share.

                  (d) "Person" means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

                  (e) "Restricted Shares" has the meaning specified in Section 3.1(a).

                  (f) "Sale of the Company" means a single transaction or series of related transactions, other than a public offering of securities, pursuant to which a Person or Persons other than existing stockholders of the Company (i) acquires capital stock of the Company possessing the voting power to elect a majority of the Board, (ii) consummates a merger, amalgamation or
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consolidation with the Company as a result of which the stockholders of the
Company who own Ordinary Shares or other voting securities prior to such transaction(s) shall own, directly or indirectly, less than fifty percent (50%) of the voting securities of the surviving entity or its parent, or (iii) acquires all or substantially all of the Company's assets (determined on a consolidated basis with its subsidiaries).

                  (g) "Shares" means the Ordinary Shares issued to the Consultant pursuant to this Agreement.

                                   SECTION 2

                               PURCHASE OF SHARES

         2.1 Issuance. In consideration of the payment by the Consultant to the Company of cash in the amount of $.001 per Share concurrently herewith, the Company hereby issues to the Consultant, and the Consultant hereby accepts from the Company, 3,000,000 Ordinary Shares (the "Shares") upon the terms and conditions set forth in this Agreement.

         2.2 Investment Representations.

                  (a) The Consultant hereby represents and warrants that the Consultant is acquiring the Shares for the Consultant's own account as an investment only and not with a view toward the sale or distribution thereof in violation of the United States Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

                  (b) The Consultant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

                  (c) The Consultant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) The Consultant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) The Consultant understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one (1) year and even then will not be available unless a public market then exists for the Ordinary Shares, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the United States Securities and Exchange Commission with


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respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

                                   SECTION 3

                                     VESTING

         3.1 Vesting Schedule. The Shares held by the Consultant shall be subject to vesting as follows:

                  (a) 50% of the Shares (the "Restricted Shares") shall be subject to vesting with one-fourth of the Restricted Shares to vest on each of the first four anniversaries of the date hereof so long as the Consulting Agreement is in effect.

                  (b) Notwithstanding the foregoing, in the event of the closing of a Sale of the Company at a time when the Consulting Agreement is in effect, all of the Restricted Shares shall be deemed to have been fully vested immediately prior to such closing.

         3.2 Forfeiture Upon Failure to Vest. Any Restricted Shares that do not vest as of the applicable date shall thereupon be deemed for all purposes to have been forfeited as of such date, and the Consultant shall have no further rights with respect thereto. In addition, upon Consultant's failure to vest in any portion of the Restricted Shares, Consultant shall be deemed to have divested of (i) 25% of the total number of Shares, if such failure to vest occurs prior to the second anniversary of the date hereof, or (ii) 12.5% of the total number of Shares, if such failure to vest occurs after the second anniversary of the date hereof but prior to the fourth anniversary of the date hereof. All forfeited and divested Shares shall be deemed to have been transferred to and redeemed by the Company without the need for any payment to the Consultant or any action by the Company or any other Person as of the date of such forfeiture or divestment, and the Consultant shall, immediately upon the request of the Company, deliver to the Company all stock certificates evidencing such forfeited and/or divested Shares, duly endorsed for transfer to the Company or its designee.

                                   SECTION 4

                                  MISCELLANEOUS

         4.1 Adjustments for Stock Splits, Stock Dividends, etc. If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Ordinary Shares of the Company, any and all new, substituted or additional securities to which the Consultant is entitled by reason of his ownership of the Shares shall be immediately subject to the provisions of this Agreement in the same manner and to the same extent as the Shares.

         4.2 Tax Issues. THE ISSUANCE OF THE SHARES TO THE CONSULTANT PURSUANT TO THIS AGREEMENT INVOLVES COMPLEX AND SUBSTANTIAL TAX CONSIDERATIONS, INCLUDING, WITHOUT LIMITATION, CONSIDERATION OF THE



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ADVISABILITY OF THE CONSULTANT MAKING AN ELECTION UNDER SECTION 83(B) OF THE
UNITED STATES INTERNAL REVENUE CODE. THE CONSULTANT IS URGED TO CONSULT HIS OWN TAX ADVISOR WITH RESPECT TO THE "TRANSACTIONS DESCRIBED IN THIS AGREEMENT. THE COMPANY MAKES NO WARRANTIES OR REPRESENTATIONS WHATSOEVER TO THE CONSULTANT REGARDING THE TAX CONSEQUENCES OF THE CONSULTANT'S PURCHASE OF THE SHARES OR THIS AGREEMENT.

         4.3 Independent Contractor. Consultant acknowledges that he or she is a consultant to Novirio, and not an employee or agent of the Company or any of its subsidiaries. Nothing in this Agreement shall render Consultant an employee or agent of the Company or any of its subsidiaries, nor authorize or empower Consultant to speak for, represent or obligate the Company or any of its subsidiaries in any way.

         4.4 Transferees. Each and every transferee or assignee of any Shares from the Consultant (other than pursuant to a Sale of the Company) shall be bound by and subject to all the terms and conditions of this Agreement on the same basis as the Consultant is bound. So long as this Agreement is in effect, the Company shall require as a condition precedent to the transfer of any Shares by the Consultant that the transferee agrees in writing to be bound by, and subject to, the terms and conditions of this Agreement and to ensure that such transferees' transferees shall be likewise bound.

         4.5 Legends. The Company and Consultant agree that, so long as this Agreement is in effect, the certificate representing the Shares will be stamped or otherwise imprinted with legends in the following form:

         THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AGREEMENTS, COVENANTS AND RESTRICTIONS PROVIDED IN A STOCK RESTRICTION AGREEMENT DATED JUNE __, 1998, AS AMENDED FROM TIME TO TIME, BETWEEN NOVIRIO PHARMACEUTICALS LIMITED AND THE HOLDER OF THIS CERTIFICATE.

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

         4.6 Remedies.

                  (a) The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have at law or in equity.




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                  (b) Without limitation of the foregoing, the parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or were otherwise breached, and that money damages are an inadequate remedy for breach of the Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its term or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement, such remedy being in addition to and not in lieu of any other rights and remedies to which the other parties are entitled to at law or in equity.

                  (c) Except where a time period is otherwise specified, no delay on the part of any party in the exercise of any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any right, power, privilege or remedy.

         4.7 Waivers and Amendments. The rights and obligations of the Company and the rights and obligations of the Consultant under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended only with the written consent of the President of the Company, the Consultant and the Board.

         4.8 Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts or choice of law provisions thereof that would cause the application of the domestic substantive laws of any other jurisdiction).

         4.9 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         4.10 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes all prior agreements and understandings, whether oral or written, with respect thereto. Without limiting the foregoing, the Consultant agrees that the provisions of this Agreement fulfill all obligations that the Company may have to issue to the Consultant stock, options or equity interests in the Company or any of its subsidiaries.

         4.11 Notices. Any and all notices provided for in this Agreement shall be addressed: (i) if to the Company, to the principal executive office of the Company; and (ii) if to the Consultant, to the address of the Consultant as reflected on the signature page of this Agreement. Notices shall be deemed delivered upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Standard Time and, if sent after 5:00 p.m. Eastern Standard Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal



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holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance herewith, may specify a different address for the giving of any notice hereunder.

         4.12 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and each provision of this Agreement shall be enforced to the fullest extent permitted by law.

         4.13 No Third Party Beneficiaries. There are no third party beneficiaries of this Agreement.

         4.14 Duration. This Agreement shall be valid and continue in full force and effect until the earlier of (i) the vesting of all of the Restricted Shares in accordance with Section 3 hereof and (ii) the consummation of a Sale of the Company.

         4.15 Securities Act Exemption. The Company and the Consultant agree that this Agreement constitutes "a written contract relating to the compensation" of the Consultant within the meaning of Rule 701 under the Securities Act.

         4.16 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         4.17 Gender. The use of any gender in this Agreement shall be deemed to be or include the other genders, and the use of the singular in this Agreement shall be deemed to be or include the plural (and vice versa), wherever appropriate.

         4.18 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one agreement.


                       [SIGNATURES ARE ON FOLLOWING PAGE.]


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         IN WITNESS WHEREOF, the Company and the Consultant have executed this
Agreement as of the day and year fast written above.


NOVIRIO PHARMACEUTICALS LIMITED            CONSULTANT:


By:/s/ B. Lucidi                           Signature: /s/ Jean-Pierre Sommadossi
   _______________________________                    __________________________
    Title:                                 Name:  Jean-Pierre Sommadossi
                                                 _______________________________




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